1 July 28 - 29, 2015 Keefe, Bruyette & Woods Community Bank Investor Conference

Safe Harbor Statement Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd- Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

3 Park National Corporation (PRK) Profile (as of June 30, 2015) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio counties • 116 bank branches • 6 specialty finance offices • 1,828 FTEs

Park Executive Management  David L. Trautman – President and CEO– Age: 54 President , CEO and Board Member of The Park National Bank and Park National Corporation (Park) headquartered in Newark, Ohio. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation and Dawes Arboretum.  C. Daniel DeLawder – Chairman – Age: 65 Chairman and Board Member of The Park National Bank and Park National Corporation headquartered in Newark, Ohio. He served previously as CEO of The Park National Bank and Park for 15 years. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a past member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio. 4 Leadership Team

Park Executive Management (continued)  Brady T. Burt – Chief Financial Officer – Age: 43 Chief Financial Officer of Park since 2012. Formally served as the Chief Accounting Officer with Park since April 2007. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles, both in Ohio and London, England. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. In addition, he currently is a board member and serves on the Finance Committee of the Licking County United Way, is a board member of Habitat MidOhio, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation.  Matthew R. Miller – Chief Accounting Officer – Age: 37 Chief Accounting Officer of Park since 2012. He served previously as an Accounting Vice President with Park beginning in April 2009. Prior to joining Park, Mr. Miller worked eight years at Deloitte & Touche, where his experience was primarily focused on financial service industry clients. Mr. Miller holds a bachelor’s degree in accounting, graduating summa cum laude from the University of Akron. He is a board member of both the YMCA of Licking County and Big Brothers Big Sisters of Licking and Perry Counties. He is also a member of the Development Council at The Works and the Granville Rotary Club. 5

6 Experienced Leadership Team Name Position Age Years with PRK Years In Industry David L. Trautman President & CEO 54 32 32 C. Daniel DeLawder Chairman 65 44 44 Brady T. Burt Chief Financial Officer 43 8 14  Senior leadership consists of executives with proven local market experience  Leadership team averages 27 years of banking experience  Average management tenure with Park National is approximately 21 years

7 Leadership Team – continued Name Position Age Years with PRK Years In Industry Adrienne M. Brokaw SVP – Director of Internal Audit 47 2 16 Thomas J. Button SVP – Chief Credit Officer 55 18 29 Thomas M. Cummiskey SVP – Trust 45 15 17 Robert N. Kent, Jr. President – Scope Aircraft Finance 57 12 32 Timothy J. Lehman SVP and Chief Operating Officer 50 20 20 Laura B. Lewis SVP – Human Resources & Marketing 55 30 30 Matthew R. Miller SVP – Chief Accounting Officer 37 6 12 Cheryl L. Snyder SVP – Consumer Banking 58 35 37 Paul E. Turner SVP - Treasury 47 25 25 Jeffrey A. Wilson SVP – Chief Administrative Officer 48 10 18 Jason L. Painley VP – Chief Risk Officer 38 3 14

8 Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry John A. Brown President – Richland Bank 46 24 24 Brett A. Baumeister President – Unity National Bank 49 11 25 William C. Fralick President – Security National Bank 60 39 39 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 46 18 24 Brian R. Hinkle President – Farmers & Savings Bank 38 10 14 Thomas M. Lyall Chairman – Century National Bank 69 44 44 Patrick L. Nash President – Century National Bank 50 28 28 Earl W. Osborne Chairman – Guardian Finance Company 61 16 25 Matthew R. Marsh President – Guardian Finance Company 49 16 27 Vickie A. Sant President – First-Knox National Bank 60 37 37 Donald R. Stone President – United Bank 58 19 31 John E. Swallow President – Second National Bank 58 30 40 Stephen G. Wells President – Fairfield National Bank 54 31 31

9 Highlights of the First Six Months of 2015 • Loan growth of $73 million in 2Q 2015 (6.15% annualized) and $79 million year-to-date (3.31% annualized) at Park’s Ohio subsidiary, The Park National Bank. • Credit quality remains strong: Park National Corporation experienced annualized net charge-offs for the first six months of 1 basis point, and 6 basis points for Park’s Ohio operations. • Continued reduction of SEPH (formerly Vision) nonperforming assets. At June 30, 2015, the carrying value of SEPH’s nonperforming assets were approximately $38.2 million, including $9.7 million of participations at Park National Bank.

ROA and ROE History

PRK and PRK, excluding Vision & Southeast Property Holdings, LLC (SEPH)

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
2Q 2015 YTD (annualized)	1.12%	1.13%	0.95% [4]	11.43%	11.73%	8.50% [4]
2014	1.22%	1.16%	0.94%	12.34%	11.81%	8.23%
2013	1.15%	1.16%	1.04%	11.94%	12.11%	8.89%
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.56%
2011	1.06%	1.59%	0.80%	11.81%	19.46%	7.26%
2010	0.74%	1.58%	0.29%	8.05%	18.27%	1.59%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
2008	1.02% [3]	1.63%	(0.04)%	12.12% [3]	21.57%	(1.80)%
2007	1.24% [3]	1.52%	0.87%	12.40% [3]	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
Average 2005 – 2014	1.20%	1.50%	0.70%	12.62%	17.01%	6.52%

[1] Calculated using average common equity for Park National Corporation.
[2] Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.
[3] Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%,respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.
[4] Due to unavailability of 2Q 2015 peer median financial metrics, data utilized herein reflects 1Q 2015 peer results.

Source: BHC Performance Report and Company Filings
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

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11 Total Return Performance Park National Corporation The total return stock performance graph depicts the yearly percentage change in Park’s cumulative total shareholder return over the latest 5-year fiscal periods. Calculations include the reinvestment of dividends and are indexed to the base year’s measurement point (closing price on last trading day before the beginning of the registrant’s fifth preceding fiscal year). Source: SNL 50 75 100 125 150 175 200 225 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 In d e x V a lu e Total Return Performance Park National Corporation NYSE MKT Composite NASDAQ Bank Stocks SNL Financial Bank and Thrift

12 The Park National Bank – The bank of choice Source: FDIC, June 30, 2014 Headquarter Counties – Deposits (in thousands) Bank Division Year Joined Park Hdqtr. Co. Deposits as of 6/30/14 Total County Deposits as of 6/30/14 % of 2014 Market Share % of 2013 Market Share 2014 Headquarter County Market Share Rank 2013 Headquarter County Market Share Rank Park National 1908 $1,239,220 $2,115,889 58.57% 58.27% 1 1 Fairfield National 1985 401,853 1,875,451 21.43% 20.00% 1 1 Richland Bank 1987 485,952 1,715,231 28.33% 28.05% 1 1 Century National 1990 393,326 1,275,756 30.83% 31.27% 1 1 First-Knox National 1997 430,599 756,899 56.89% 56.80% 1 1 Second National 2000 247,829 1,038,191 23.87% 23.39% 2 2 Security National 2001 456,238 1,447,778 31.51% 32.12% 1 1 Seven largest OH divisions $3,655,017 $10,225,195 35.75% 35.30% Other OH divisions – headquarter counties 534,419 4,854,888 11.01% 11.50% Total OH divisions – headquarter counties $4,189,436 $15,080,083 27.78% 27.80% Remaining Ohio bank deposits $840,951 Total Ohio bank deposits $5,030,387

13 Park National Corporation – Income Statement Source: Company Filings Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application. (in thousands) Q2 2015 Q1 2015 Six months YTD 2015 Six months YTD 2014 2014 2013 Net interest income $ 56,515 $ 55,535 $ 112,050 $ 111,041 $ 225,044 $ 221,025 (Recovery of) provision for loan losses 1,612 1,632 3,244 (3,485) (7,333) 3,415 Other income 19,191 18,873 38,064 36,319 75,549 73,277 Other expense 44,667 45,720 90,387 92,020 187,510 181,515 Income before income taxes $ 29,427 $ 27,056 $ 56,483 $ 58,825 $ 120,416 $ 109,372 Federal income taxes 8,388 8,012 16,400 17,438 36,459 32,503 Net income $ 21,039 $ 19,044 $ 40,083 $ 41,387 $ 83,957 $ 76,869

PARK NATIONAL CORPORATION Statement of Condition 14Source: Company Filings (in millions) June 30, 2015 Dec. 31, 2014 Dec. 31, 2013 Investment securities $ 1,550 $ 1,501 $ 1,424 Loans 4,901 4,830 4,621 Allowance for loan losses (57) (54) (59) Other assets 916 724 650 Total assets $ 7,310 $ 7,001 $ 6,636 Non-interest bearing deposits $ 1,299 $ 1,269 $ 1,194 Interest bearing deposits 4,213 3,859 3,596 Total deposits $ 5,512 $ 5,128 $ 4,790 Total borrowings 1,019 1,109 1,133 Other liabilities 73 67 64 Stockholders’ equity 706 697 649 Total liabilities & shareholders’ equity $ 7,310 $ 7,001 $ 6,636 Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application.

Quarterly Net Income by Operating Segment 15Source: Company Filings (In thousands) Q2 2015 Q1 2015 Six months YTD 2015 Six months YTD 2014 2014 2013 PNB $ 21,333 $ 19,159 $ 40,492 $ 41,737 $ 82,907 $ 75,236 GFSC 407 281 688 1,082 1,175 2,888 Park Parent Company 1 (275) (694) (969) (2,149) (5,050) (1,397) Ongoing operations $ 21,465 $ 18,746 $ 40,211 $ 40,670 $ 79,032 $ 76,727 SEPH (426) 298 (128) 717 4,925 142 Total Park $ 21,039 $ 19,044 $ 40,083 $ 41,387 $ 83,957 $ 76,869 1 The “Park Parent Company” above excludes the results for SEPH, an entity which is winding down commensurate with the disposition of its problem assets. Management considers the “Ongoing operations” results to be reflective of the business of Park and its subsidiaries on a going forward basis. The discussion below provides some additional information regarding the segments that make up the “Ongoing operations”, followed by additional information on SEPH. Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application.

16Source: Company Filings The Park National Bank Income Statement (In thousands) Q2 2015 Q1 2015 Six months YTD 2015 Six months YTD 2014 2014 2013 Net interest income $ 54,766 $ 53,821 $ 108,587 $ 108,389 $ 218,641 $ 210,781 Provision for (recovery of) loan losses 2,720 2,022 4,742 1,543 3,517 14,039 Fee income 18,720 18,012 36,732 34,612 69,384 70,841 Total other expense 39,586 41,932 81,518 80,416 163,641 158,651 Income before income taxes $ 31,180 $ 27,879 $ 59,059 $ 61,042 $ 120,867 $ 108,923 Federal income taxes 9,847 8,720 18,567 19,305 37,960 33,696 Net income $ 21,333 $ 19,159 $ 40,492 $ 41,737 $ 82,907 $ 75,236 Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application.

Park National Bank Statement of Condition 17Source: Company Filings (In thousands) June 30, 2015 December 31, 2014 June 30, 2014 % change from 12/31/14 % change from 6/30/14 Loans $ 4,860,342 $ 4,781,761 $ 4,679,944 1.64% 3.85% Allowance for loan losses 55,242 52,000 55,451 6.23% (0.38%) Net loans 4,805,100 4,729,761 4,624,493 1.59% 3.91% Investment securities 1,547,756 1,498,444 1,415,608 3.29% 9.34% Total assets 7,223,801 6,910,386 6,683,866 4.54% 8.08% Average assets (1) 7,148,628 6,790,615 6,661,120 5.27% 7.32% Return on average assets (2) 1.14% 1.22% 1.26% (6.56%) (9.52%) (1) Average assets for the six-month periods ended June 30, 2015 and 2014, and for the year ended December 31, 2014. (2) Annualized for the six months ended June 30, 2015 and 2014. Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application.

18 Park National Bank Loans by Type Source: Company Filings as of June 30, 2015 • Commercial lending focus is on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades. • PNB experienced solid growth in consumer loans in the first six months of 2015. 6/30/2015 3/31/2015 12/31/2014 6/30/2014 % Change from Amount Amount Amount Amount 3/31/2015 12/31/2014 6/30/2014 Commercial Real Estate Owner Occupied $ 512,163 $ 495,362 $ 482,273 $ 502,759 3.4% 6.2% 1.9% Non-Owner Occupied 449,124 453,414 460,330 477,482 (0.9%) (2.4%) (5.9%) Residential Real Estate 1,851,962 1,835,218 1,836,766 1,813,045 0.9% 0.8% 2.1% Construction Real Estate 143,830 147,593 153,609 149,788 (2.5%) (6.4)% (4.0%) Commercial & Industrial 853,209 849,240 863,523 825,811 0.5% (1.2)% 3.3% Consumer 921,214 880,875 859,553 795,019 4.6% 7.2% 15.9% Farmland 125,736 122,001 122,536 112,818 3.1% 2.6% 11.5% Leases 3,104 3,198 3,171 3,222 (2.9%) (2.1)% (3.7)% Total Loans $ 4,860,342 $ 4,786,901 $ 4,781,761 $ 4,679,944 1.5% 1.6% 3.9% Annualized growth rate in 2015 of 3.3%

19 Park National Bank Nonperforming Loans by Type At June 30, 2015 (in thousands) Commercial Real Estate - Owner Occupied 10% Commercial Real Estate Non-Owner Occupied 6% Residential Real Estate 51% Construction Real Estate 7% Commercial & Industrial 20% Consumer 4% Farmland 2% Total Nonperforming Loans = $96,177

20 SEPH Nonperforming Loans by Type At June 30, 2015 (in thousands) Residential Real Estate 78% Construction Real Estate 13% Commercial & Industrial 9% Total Nonperforming Loans = $15,366

21 Park National Corporation Nonperforming assets 1 The carrying balance of impaired loans as a percentage of unpaid principal balance at June 30, 2015 was 63.4% and 42.6% for Park National Corporation and SEPH, respectively. Source: BHC Performance Report and Company Filings 2 At June 30, 2015, Vision/SEPH participations included in Park National Corporation’s nonperforming assets were approximately $9.7 million. (in thousands) June 30, 2015 Dec. 31, 2014 Dec. 31, 2013 Non-accrual loans 1 $ 95,739 $ 100,393 $ 135,216 Renegotiated loans 1 16,520 16,254 18,747 Loans past due 90 days or more (still accruing) 1,536 2,641 1,677 Total nonperforming loans $ 113,795 $ 119,288 $ 155,640 Other real estate owned (OREO) 21,876 22,605 34,636 Total nonperforming assets 2 $ 135,671 $ 141,893 $ 190,276 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 1.98% 2.13% 2.96% Percentage of nonaccrual, restructured and OREO to assets (PRK) 1.84% 1.99% 2.84% Texas Ratio (PRK) 19.62% 20.85% 29.78% Peer Group Information Mar. 31, 2015 Dec. 31, 2014 Dec. 31, 2013 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) 0.97% 1.13% 1.71% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) 1.10% 1.23% 1.69% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

22Source: BHC Performance Report and Company Filings (in thousands) June 30, 2015 Dec. 31, 2014 Dec. 31, 2013 Non-accrual loans $ 80,470 $ 77,477 $ 99,108 Renegotiated loans 16,423 16,157 18,747 Loans past due 90 days or more (still accruing) 1,536 2,641 1,677 Total nonperforming loans $ 98,429 $ 96,275 $ 119,532 Other real estate owned (OREO) – PNB 8,774 10,687 11,413 Total nonperforming assets $ 107,203 $ 106,962 $ 130,945 Percentage of nonaccrual loans and loans 90+ days past due to loans (PNB and Guardian) 1.68% 1.67% 2.20% Percentage of nonaccrual, restructured and OREO to assets (PNB and Guardian) 1.46% 1.51% 1.98% Texas Ratio 15.87% 16.09% 20.85% Peer Group Information Mar. 31, 2015 Dec. 31, 2014 Dec. 31, 2013 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 0.97% 1.13% 1.71% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 1.10% 1.23% 1.69% Park National Corporation less Vision Bank/SEPH Nonperforming Assets Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

Park National Bank Commercial Loan Portfolio Trends 23 1 Commercial loans include: (1) Commercial, financial and agricultural loans, (2) Commercial real estate loans, (3) Commercial related loans in the construction real estate portfolio and (4) Commercial related loans in the residential real estate portfolio. *Included within Park National Bank’s impaired loan totals, participations related to Vision Bank were $5.2 million, $8.4 million, and $12.3 million at June 30, 2015, December 31, 2014, and December 31, 2013, respectively. Source: Company Filings $2,000,000 $2,070,000 $2,140,000 $2,210,000 $2,280,000 $2,350,000 $2,420,000 $2,490,000 December 31, 2013 December 31, 2014 June 30, 2015 (Data in 000s ) Impaired* Substandard Special Mention Pass rated $25.0 MM $55.3 MM$51.3 MM $19.5 MM$77.0 MM $29.0 MM 1

24 PRK comparison to peers 1 Calculated for the six months ended June 30, 2015. 2 Annualized based on dividends and stock price through June 30, 2015. 3 Due to unavailability of 2Q 2015 peer median financial metrics, data utilized herein reflects 1Q 2015 peer results. Source: Company Filings and SNL data of $3 to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book % PRK Price to tangible book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 2Q 2015 190% 140% 3 212% 172% 3 16.7 1 15.6 3 4.3 2 2.1 3 2014 196% 146% 218% 178% 16.2 19.8 4.2 1.9 2013 202% 170% 227% 192% 17.0 19.9 4.4 2.1 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3 2004 345% 238% 372% 307% 21.4 18.1 2.7 2.1

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 25 1908 1908  The Park National Bank is established 1985 1985  Acquisition of Fairfield National Bank 1987 1987  Park National Corporation holding company is established  Acquisition of Richland Trust Company 1990 1990  Acquisition of Century National Bank 1994 1994  Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997  Acquisition of First-Knox National Bank Farmers Savings Bank 1999  Guardian Finance Company established 2000  Acquisition of United Bank  Acquisition of Second National Bank 2001  Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005  Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)  Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006  Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division)

26 PRK M&A Strategy Two prong strategy guidelines: • Traditional M&A • Strong franchise, good reputation • Good market share • Existing leadership continuity • Traditional community bank structure • Core deposits • Metro Strategy – Attractive markets in the Midwest / Mid-Atlantic states • Open de novo • Deploy the deposits in our existing high market-share footprint into markets with historical sustained loan growth…and/or • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing or potential trust and wealth management business • Commercial focused • Proven leadership team

2015 PRK Agenda A. Consolidated Net Income => $85 million B. Maintain common dividend at historic rate C. Perform in upper quintile of $3-$10 billion bank holding company peer group D. Reduce SEPH troubled assets to $20 million by 12/31/2015 E. Maintain or improve all regulatory ratings F. Maintain => 85% of key risk indicators in green condition G. Establish and/or maintain contact with M&A prospects; review M&A possibilities as they emerge 27

28 July 28 – 29, 2015 Community Bank Investor Conference